UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 17, 2019

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE, FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	AEHR	The NASDAQ Capital Market

Explanatory Note

Aehr Test Systems (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on July 19, 2019 a Current Report on Form 8-K (the “Original Filing”) to disclose that the Company’s board of directors (the “Board”) increased the size of the Board by one director, from six to seven directors, and appointed Laura Oliphant to the Board. At the time of the Original Filing, the Board had not determined to which committees, if any, Ms. Oliphant would be appointed.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           Pursuant to Instruction 2 to Item 5.02 of Form 8-K, the Company is filing this Amendment No. 1 on Form 8-K/A to amend the Original Filing to disclose that, on September 9, 2019, the Board appointed Ms. Oliphant to serve on the Audit Committee of the Board and the Compensation Committee of the Board. Except as stated herein, the Original Filing shall remain in effect.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           In addition, the Company clarifies that the increase in the size of the Board by one director, from six to seven directors, was effected by an amendment to Section 3.2 of Article III of the Company’s bylaws (the “Bylaws”) to change the exact number of directors from six to seven. The amendment to the Bylaws was effective as of July 16, 2019. The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, which are attached as Exhibit 3.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2019 filed with the SEC on August 28, 2019 and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems (Registrant)

Date: September 11, 2019	By:	/s/ Kenneth B. Spink
Kenneth B. Spink
Vice President of Finance and Chief Financial Officer